SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 October 7, 1999
                Date of Report (Date of earliest event reported)

                              POORE BROTHERS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-14556                  86-0786101
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

                           3500 South La Cometa Drive
                             Goodyear, Arizona 85338
               (Address of principal executive offices)(zip code)

                                 (623) 932-6200
              (Registrant's telephone number, including area code)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On October 7, 1999, the Registrant consummated the previously announced acquisition of Wabash Foods, LLC and related financing from U.S. Bancorp Republic Commercial Finance, Inc. The consideration paid by the Registrant for Wabash Foods, LLC consisted of (i) 4,400,000 unregistered shares of Common
Stock, and (ii) a warrant to purchase 400,000 unregistered shares of Common Stock at an exercise price of $1.00 per share. The indebtedness of Wabash Foods, LLC outstanding upon consummation of the acquisition on October 7, 1999 will thereafter be reflected as a liability of the Registrant on a consolidated basis.

     The acquisition was consummated on the terms previously reported in the Company's definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 15, 1999 (File No. 1-14556). The acquisition was approved by the Registrant's shareholders at the Registrant's Annual Meeting of shareholders held on October 6, 1999.

ITEM 5. OTHER EVENTS.

     On October 7, 1999, the Registrant filed a Certificate of Amendment of its Certificate of Incorporation with the Secretary of State of the State of Delaware for the purpose of increasing the number of authorized shares of its common stock, par value $.01 per share (the "Common Stock"), by 35,000,000 shares, from 15,000,000 to 50,000,000. The increase in the authorized Common Stock was approved by the Registrant's shareholders at the Registrant's Annual Meeting of shareholders held on October 6, 1999.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of business acquired.

          Audited financial statements of Wabash Foods, LLC are incorporated by reference to the Registrant's definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 15, 1999 (File No. 1-14556).

     (b)  Pro forma financial information.

          Unaudited pro forma combined condensed financial information of the Registrant and Wabash Foods, LLC are incorporated by reference to the Registrant's definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 15, 1999 (File No. 1-14556).

     (c)  Exhibits.

       2.1 Agreement for Purchase and Sale of Limited Liability Company Membership Interests dated as of August 16, 1999, by and between Pate Foods Corporation, Wabash Foods, LLC and Poore Brothers, Inc. (incorporated by reference to Exhibit E of the Registrant's definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 15, 1999 (File No. 1-14556)).

       3.1    Certificate  of  Amendment  of  the  Registrant's  Certificate  of
              Incorporation, effective October 7, 1999 (incorporated by reference to Exhibit D of the Registrant's definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 15, 1999 (File No. 1-14556)).

       4.1 Warrant to purchase 400,000 shares of Common Stock, issued by the Registrant to Wabash Foods, LLC on October 7, 1999 (incorporated by reference to Exhibit G of the Registrant's definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 15, 1999 (File No. 1-14556)).

       99.1 Definitive Proxy Statement of the Registrant on Schedule 14A filed with the Securities and Exchange Commission on September 15, 1999 (File No. 1-14556).


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         POORE BROTHERS, INC.
                                            (Registrant)


Date: October 21, 1999             By: /s/  Thomas W. Freeze
      -----------------               ----------------------------------
                                      Thomas W. Freeze
                                      Vice President and Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit
Number                                      Description
------                                      -----------

2.1 Agreement for Purchase and Sale of Limited Liability Company Membership Interests dated as of August 16, 1999, by and between Pate Foods Corporation, Wabash Foods, LLC and Poore Brothers, Inc. (incorporated by reference to Exhibit E of the Registrant's definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 15, 1999 (File No. 1-14556)).

3.1            Certificate  of  Amendment  of the  Registrant's  Certificate  of
               Incorporation, effective October 7, 1999 (incorporated by reference to Exhibit D of the Registrant's definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 15, 1999 (File No. 1-14556)).

4.1 Warrant to purchase 400,000 shares of Common Stock, issued by the Registrant to Wabash Foods, LLC on October 7, 1999 (incorporated by reference to Exhibit G of the Registrant's definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 15, 1999 (File No. 1-14556)).

99.1 Definitive Proxy Statement of the Registrant on Schedule 14A filed with the Securities and Exchange Commission on September 15, 1999 (File No. 1-14556).